UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

BIOMX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

850 New Burton Road, Suite 201, Dover, DE 19904

(Address of principal executive offices)

972 52 437 4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2026, BiomX Inc., a Delaware corporation (“BiomX” or the “Company”)) and Mandragola Ltd, a company formed under the laws of the State of Israel (“Mandragola), entered into an Option and Undertaking Agreement (the “Option Agreement”) pursuant to which the Company was granted an exclusive and irrevocable option (the “Option”) to purchase 100% of Mandragola’s shareholdings in DR. Frucht Systems Ltd., an Israeli company (“DFSL”). The closing of the Option is subject to the closing by Mandragola on its agreement with DFSL and DFSL’s shareholder for the purchase, initially, by Mandragola of 60% of the issued and outstanding share capital of DFSL (the “DFSL Shareholdings”). Upon the closing by Mandragola of its acquisition of the DFSL Shareholdings, BiomX intends to contemporaneously close on the Option. The closing by Mandragola of the purchase of the DFSL Shareholdings is subject to standard closing conditions as well as the written confirmation and approval of the Israel Innovation Authority (“IIA”) to the transfer of ownership and control of DFSL contemplated under such agreement. DFSL has previously received grants from the IIA for the development of its anti-drone technology.

DFSL is a developer of proprietary LADAR (Laser Radar)–based detection systems for security, defense, and critical infrastructure applications. Its technology combines laser-based sensing with proprietary AI algorithms to detect and respond to both UAV and ground-based intruders. Founded in 1995 by Dr. Yaacov Frucht, a former senior research leader at Rafael Advanced Defense Systems, DFSL builds on defense-originated laser radar technology adapted for civilian and homeland security use. DFSL’s technology is deployed across four primary application areas: counter-UAS (drone detection and response), perimeter and border security (“virtual fencing”), wide-area 360-degree surveillance, and rail and metro safety systems. The platform has been deployed in both pilot and operational environments where reliable, low false-alarm detection is critical, including transportation infrastructure and defense-related settings.

Subject to the closing by Mandragola of its purchase of the DFSL Shareholdings and the exercise of the Option, DFSL will become a majority owned operating subsidiary of BiomX.

The purchase price for the Option and the exercise thereof, which is payable to Mandragola upon the closing of the DFSL Shareholdings, shall be comprised of

(i)	Cash payment of $100,000;

(ii)	Issuance of an unsecured convertible promissory note in the principal amount of $5 million, which note is convertible solely at the option of BiomX, into shares of the Company’s common stock par value $0.0001 per share (the “Common Stock”) at a per share conversion rate of $12.00; and the form of note is attached hereto as Exhibit 4.1 (the “Note”);

(iii)	Shares of Series D Preferred Stock (to be created) which will be convertible into shares of BiomX Common Stock on the terms and conditions to be set forth in the Certificate of Designations of Series D Convertible Preferred Stock to be filed with the State of Delaware upon exercise of the Option which, which series of preferred shall be convertible for 9.9% of the then issued and outstanding shares of BiomX’s Common Stock at a per share conversion rate of $12.00 (the “Preferred Stock”);

(iv)	pre-funded warrants for 9.99% of the then issued and outstanding shares of BiomX’s Common stock, in the form attached hereto as Exhibit 4.2 (the “Pre-Funded Warrant”);

(v)	Five year warrant exercisable at a per share exercise price of $12 for 19.99% of the then issued and outstanding shares of BiomX’s Common stock in the form attached hereto as Exhibit 4.3 (the “Warrant”).

The conversion of the Note and the exercise of the Warrants are subject to approval of BiomX’s shareholders. BiomX intends to submit to its stockholders for their consideration the approval of the issuance of the shares of Common Stock issuable upon conversion of the Series D Preferred Stock and upon exercise of the Warrants into an aggregate of more than 19.99% of the outstanding shares of Common Stock in accordance with the rules of NYSE American LLC.

As additional consideration for the Option, BiomX agreed that in the event that DFSL shall record annual revenues of $25 million or more on or after fiscal year 2027, Mandragola shall be entitled to a bonus payment equal to 5% of such recorded revenues The bonus is payable, at the discretion of BiomX, in restricted shares of BiomX common stock or cash.

The above description of the Option Agreement, the Note, the Preferred Stock, the Pre-Funded Warrant and the Warrant are qualified in their entirety by reference to these instruments, copies of which are attached hereto as Exhibit 4.1, 4.2, 4.3 and 10.1, respectively.

Subject to the closing of the Option, Mandragola also agreed to provide to BiomX a credit line in an amount and with terms to be agreed upon to be utilized for the development and expansion of the business of DFSL and payment of DFSL third party debts.

Forward Looking Statements

This Current Report on Form 8-K contains express or implied “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995, including statements with respect to: the expected closing of the transactions contemplated by the Securities Purchase Agreement and timing thereof, the filing and effectiveness of the Registration Statement pursuant to the Registration Rights Agreement and the timing thereof, and the intention to file a proxy statement with the SEC. Forward-looking statements can be identified by words such as: “continue,” “intend,” “target,” “believe,” “expect,” “will,” “may,” “might,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “could,” “should,” “plan,” “potential,” “predict,” “project,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of BiomX’s control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements, as a result of various important factors, including risks and uncertainties related to the satisfaction of closing conditions to the private placement, the failure to obtain stockholder approval, changes in applicable laws or regulations, and the possibility that BiomX may be adversely affected by other economic, business, and/or competitive factors. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in BiomX’s Annual Report on Form 10-K filed with the SEC on February 19, 2026 , and additional disclosures BiomX makes in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Current Report on Form 8-K, and except as provided by law BiomX expressly disclaims any obligation or undertaking to update forward-looking statements, whether as result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1	Unsecured Convertible Promissory Note
4.2	Pre-funded Warrant
4.3	Five Year Warrant
10.1	Option Agreement and Undertaking dated as of March 31, 2026 by and between BiomX Inc. and Mandragola Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 1, 2026	BIOMX INC.

	By:	/s/ Michael Oster
	Name:	Michael Oster
	Title:	CEO

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